UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): September 19, 2003
                              (September 16, 2003)

                              PREMIERWEST BANCORP
                              -------------------
               (Exact name of Company as specified in its charter)

   Oregon                           000-50332                    93-1282171
---------------                 -------------------           ----------------
(State or other                (Commission File No.)          (I.R.S. Employer
jurisdiction of                                              Identification No.)
 incorporation)

                     503 Airport Road, Medford, Oregon 97504
                     ---------------------------------------
                    (Address of Principal Executive Offices)

                                 (541) 618-6003
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

     (a) Not Applicable

     (b) Not Applicable

     (c) Exhibits.

        99.1   Press Release, dated September 16, 2003.

ITEM 9. REGULATION FD DISCLOSURE

        On September 16, 2003, the registrant issued a press release announcing that it had entered into an Agreement of Merger by and among the registrant, its wholly owned banking subsidiary PremierWest Bank, and Mid Valley Bank, pursuant to which Mid Valley Bank will merge with and into PremierWest Bank. Mid Valley Bank is a community bank headquartered in Red Bluff, California with approximately $176 million in assets. All information in the press release, appearing in Exhibit 99.1, is not filed but is furnished pursuant to Regulation FD.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed for and on its behalf by the undersigned hereunto duly authorized.

                                                     PREMIERWEST BANCORP


Date:  September 19, 2003                            By:    /s/ Tom Anderson
                                                          --------------------
                                                     Tom Anderson
































                           2 Chief Financial Officer

EXHIBIT 99.1
                                  PRESS RELEASE
                             (For Immediate Release)
                               September 16, 2003

PREMIERWEST BANK AND MID VALLEY BANK
JOIN FORCES IN THRIVING CALIFORNIA COMMUNITIES

MEDFORD, OR., - PremierWest Bancorp (Nasdaq: PRWT), the parent company of PremierWest Bank, headquartered in Medford, Oregon; and Mid Valley Bank (OTCBB:
MIVB), headquartered in Red Bluff, California, have signed a definitive agreement under which Mid Valley Bank will merge into PremierWest Bank, with Mid Valley Bank shareholders receiving approximately $25 million in PremierWest Bancorp stock and cash. Under the terms of the merger agreement, which was unanimously approved by Boards of Directors of both companies, Mid Valley shareholders will receive 1,715,000 shares of PremierWest and $9,811,000 cash. The transaction is expected to close early in the first quarter of 2004.

Mid Valley Bank, with $176 million in assets at June 30, 2003, presently has five locations in the Northern California communities of Red Bluff, Redding, Corning and Chico and is one of the leading real estate construction lenders in the Shasta and Butte county markets. The addition of Mid Valley to the PremierWest family will expand the number of PremierWest full service offices in Northern California to 14. Following the acquisition PremierWest will serve Shasta, Siskiyou, Tehama and Butte counties. PremierWest Bank also has 17 branches serving three counties in Southern Oregon. The combined entity will have 31 full service banking offices and is expected to have total assets exceeding $720 million and a market capitalization in excess of $120 million.

John Anhorn, PremierWest Chief Executive Officer remarked that "this transaction represents the next step in our efforts to solidify our presence in Northern California and serves to expand our reach from south of Eugene, Oregon to the Red Bluff, Corning and Chico communities" The combined organization will have 3 full service offices in the Redding, California market. PremierWest Executive Vice President & Chief Operating Officer Rich Hieb views the transaction as a financially attractive move that will benefit shareholders and customers of both organizations. Hieb said, "We expect the merger to be accretive to earnings in 2004 and believe our expanded presence along the I-5 corridor will allow us to serve a broader range of customers with increased efficiency." Anhorn praised the cultural compatibility of the combining organizations, noting that he believes PremierWest will benefit from the local expertise of Mid Valley's personnel. "Mid Valley's long history of strong customer relationships and service to their local communities mirrors our own core values. Their business philosophy of community support and building personal relationships can now be enhanced with the expanded capacity and resources of our combined organizations," said Anhorn.

John B. Dickerson, Chairman & CEO of Mid Valley Bank, echoed Anhorn's and Hieb's comments: "This is an extremely positive event for Mid Valley Bank's customers, shareholders and employees," he stated. "The increased capacity, enhanced financial services and expanded professional resources that accrue from this partnership will make us an even more formidable competitor in our local communities. PremierWest is very committed to a responsive community banking strategy and their real estate lending expertise compliments our strongest market niches. We expect our ability to serve and expand our customer base to be strongly enhanced through the synergy of this combination." Joan M. Blocker, President and Chief Operating Officer of Mid Valley Bank, was particularly pleased about the expected benefits to Mid Valley Bank customers and employees. Blocker stated "Combining resources with PremierWest Bank will immediately allow us to increase lending limits to our growing commercial customer base, offer expanded cash management services to our business customers and provide the additional convenience of an extensive ATM network spanning Southern Oregon and Northern California. The combination of our two companies will also provide more opportunities for our employees. Planned growth in our thriving Northern California communities will require that we maintain resources which, most importantly, include individuals knowledgeable about, and committed to the communities we serve."

As part of the agreement, Dickerson will join the PremierWest Bancorp board of directors and Blocker will join PremierWest's senior management team. Blocker will be named Senior Vice President & Regional Administrator for all of PremierWest Bank's California full service banking offices. Anhorn stated, "I am looking forward to being able to officially welcome John and Joan to PremierWest early next year. Their many years of banking expertise coupled with their knowledge of the local communities were primary factors in our insistence that they be part of the combined company."

 The transaction will need regulatory as well as Mid Valley Bank shareholder approval, which is expected in the fourth quarter of this year. More information about these banks can be found on their respective websites at
www.premierwestbank.com and www.midvalleybank.com.
-----------------------     ---------------------

PremierWest Bancorp is the parent company of PremierWest Bank with banking offices located in Jackson, Josephine, Douglas and Klamath counties of Oregon; and Shasta and Siskiyou Counties in California. PremierWest Investment Services, Inc. and Premier Finance Company are subsidiaries of PremierWest Bank. PremierWest Investment Services maintains investment personnel in Medford and Roseburg, Oregon. Premier Finance Company has offices located in Medford, Klamath Falls and Portland, Oregon. PremierWest Mortgage is a division of PremierWest Bank and operates through offices in Roseburg, Klamath Falls, Grants Pass and Medford, Oregon, and Yreka and Redding, California.

This report contains certain forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those reflected in those statements. These forward-looking statements are based on management's assumptions and projections, and are sometimes identifiable by use of the words, "expect to," "plan," "will," "believe" and words of similar predictive nature. Because management's assumptions and projections are based on anticipation of future events, you should not place undue emphasis on forward-looking statements. You should anticipate that our actual performance may vary from these projections, and variations may be material and adverse. You should not rely on forward- looking statements in evaluating an investment or prospective investment in our stock, and when reading these statements you should consider the uncertainties and risks discussed in PremierWest reports to the Securities and Exchange Commission, including their annual report on Form 10-K for the fiscal year ended December 31, 2002 and their quarterly report on Form 10-Q for the period ended June 30, 2003. Risks specific to this announcement include the parties' ability to timely obtain the necessary regulatory and shareholder approvals; their individual and collective ability to manage the combining organizations; the ability to realize the cost savings and other benefits anticipated as a result of the merger; and PremierWest's ability to manage a rapidly growing and geographically expanding organization. Copies of PremierWest securities filings are available on their Internet website at http://www.premierwestbank.com; however, readers should note
                    ------------------------------
that the contents of

PremierWest's website are not incorporated into this release or into any of our securities filings, except to the extent expressly noted therein. PremierWest and Mid Valley undertake no obligation to update any forward-looking statements contained herein.

Contact Information:
--------------------------------------- ---------------------------------------
PremierWest Bancorp                     Mid Valley Bank
--------------------------------------- ---------------------------------------

--------------------------------------- ---------------------------------------
John Anhorn                             John Dickerson

President                               Chairman

& Chief Executive Officer               & Chief Executive Officer
--------------------------------------- ---------------------------------------
(541) 618-6020                          (530) 527-7614
--------------------------------------- ---------------------------------------

--------------------------------------- ---------------------------------------
Rich Hieb                               Joan Blocker

Executive Vice President                President

& Chief Operating Officer               & Chief Operating Officer
--------------------------------------- ---------------------------------------
(541) 618-6020                          (530) 527-7614
--------------------------------------- ---------------------------------------

--------------------------------------- ---------------------------------------

--------------------------------------- ---------------------------------------

--------------------------------------- ---------------------------------------

--------------------------------------- ---------------------------------------





















                                       5